UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

AdaptHealth Corp.
(Exact name of registrant as specified in its charter)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2020

Delaware (State or other jurisdiction of incorporation)	001-38399 (Commission File Number)	82-3677704 (IRS Employer Identification No.)
220 West Germantown Pike, Suite 250 Plymouth Meeting, PA (address of principal executive offices) 19462 (zip code) (610) 630-6357 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Regulation FD.

On August 4, 2020, AdaptHealth Corp. (the “Company”) issued a press release (the “Press Release”) announcing financial results for the three and six months ended June 30, 2020. A copy of the Press Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 8.01. Other Events.

On August 4, 2020, the Company also announced the redemption of all of its outstanding warrants to purchase shares of the Company’s Class A Common Stock that were issued under the Warrant Agreement, dated September 13, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), as part of the units sold in the Company’s initial public offering (the “Public Warrants”). As permitted under the Warrant Agreement and further described in the Press Release, the Company has required that any holders of the Public Warrants that choose to exercise Public Warrants exercise such Public Warrants on a “cashless basis.” On September 2, 2020, all Public Warrants that have not been exercised will be redeemed by the Company at a price of $0.01 per Public Warrant.

A copy of the Notice of Redemption delivered by the Company on August 3, 2020 is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

None of this Current Report on Form 8-K, the Press Release or the Notice of Redemption attached as Exhibit 99.2 hereto constitutes an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

99.1	Press Release dated August 4, 2020 announcing the earnings results for the three and six months ended June 30, 2020.
99.2	Notice of Redemption, dated August 3, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 4, 2020

AdaptHealth Corp.

By:	/s/ Jason Clemens
Name: Jason Clemens
Title: Chief Financial Officer

Index to exhibits

Introductory Note: Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under the Exchange Act and shall not be incorporated by reference into any of AdaptHealth Corp.’s previous or future filings under the Securities Act or the Exchange Act.

Exhibit No.	Description
99.1	Press Release dated August 4, 2020 announcing the earnings results for the three and six months ended June 30, 2020.
99.2	Notice of Redemption, dated August 3, 2020.